UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.     )

Filed by the Registrant ☒                             Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

AXA PREMIER VIP TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

March 29, 2017

AXA Premier VIP Trust

Charter Aggressive Growth Portfolio

ADJOURNED SHAREHOLDER MEETING

IMPORTANT NOTICE REGARDING YOUR INVESTMENT

Dear Contractholder,

The Special Meeting of Shareholders of the AXA Premier VIP Trust , Charter Aggressive Growth Portfolio (the “Fund”) has been adjourned to April 17, 2017. Our records indicate that we have not received your voting instructions on the important proposals to be presented at this Meeting. We need your favorable vote in order to pass these important proposals. Please take a moment to cast your vote so that your shares may be represented at the adjournment meeting. Another copy of your voting instruction card(s) has been enclosed. Your vote is critical to the outcome of this Meeting.

After careful review, the Fund’s Board has unanimously approved the proposals detailed in your proxy materials and is recommending that shareholders vote FOR the proposals.

Please take a moment now to cast your vote using one of the options listed below:

1.	To vote online, log on to the website www.proxyvote.com and enter the control number reflected on your proxy card and follow the prompts.

2.	To vote by phone, refer to the toll free touchtone voting telephone number referenced on your voting instruction card, enter the control number and follow the prompts.

Thank you for your help with this important vote.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone
1)	Read the Joint Proxy Statement and have the Voting
Instruction Card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail
1)	Read the Joint Proxy Statement.
2)	Check the appropriate boxes on the Voting Instruction Card below.
3)	Sign and date the Voting Instruction Card.
4)	Return the Voting Instruction Card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E16967-Z69333	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THE BOARD(S) OF TRUSTEES OF EQ ADVISORS TRUST AND/OR AXA PREMIER VIP TRUST, AS APPLICABLE (EACH A “TRUST”) UNANIMOUSLY RECOMMEND(S) THAT CONTRACTHOLDERS INSTRUCT THE INSURANCE COMPANY REFERENCED ABOVE TO VOTE “FOR” THE FOLLOWING PROPOSALS:

					For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write the nominee’s number on the line provided below.
1.	Elect the Board(s) of Trustees of the Trust(s).
	01)	Mark A. Barnard	06)	H. Thomas McMeekin	☐	☐	☐
	02)	Thomas W. Brock	07)	Gloria D. Reeg
	03)	Donald E. Foley	08)	Gary S. Schpero
	04)	Steven M. Joenk	09)	Kenneth L. Walker
	05)	Christopher P. A. Komisarjevsky	10)	Caroline L. Williams

		For	Against	Abstain

2A.	Amend each Portfolio’s fundamental investment restriction with respect to diversification.	☐	☐	☐

2D.	Amend each Portfolio’s fundamental investment restriction with respect to issuing senior securities and borrowing money.	☐	☐	☐

2E.	Amend each Portfolio’s fundamental investment restriction with respect to underwriting.	☐	☐	☐

		For	Against	Abstain

2F.	Amend each Portfolio’s fundamental investment restriction with respect to concentrating.	☐	☐	☐

2G.	Amend each Portfolio’s fundamental investment restriction with respect to investing in real estate.	☐	☐	☐

2H.	Amend each Portfolio’s fundamental investment restriction with respect to investing in commodities.	☐	☐	☐

2I.	Amend each Portfolio’s fundamental investment restriction with respect to making loans.	☐	☐	☐

Transact such other business as may properly come before the Joint Special Meeting of Shareholders.

The approval of any one Proposal is not contingent on the approval of any other Proposal.

IF YOU SIGN AND RETURN THIS VOTING INSTRUCTION CARD WITHOUT DIRECTING US HOW TO VOTE, THE SHARES REPRESENTED BY THIS VOTING INSTRUCTION CARD WILL BE VOTED “FOR” THE PROPOSALS.

NOTE: Please sign exactly as your name appears on the records of the Trust and date. If joint owners, each holder should sign this Voting Instruction Card. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation or other entity or in another representative capacity, please give your full title. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting:

The Joint Proxy Statement is available at www.proxyvote.com.

E16968-Z69333

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AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

VOTING INSTRUCTION CARD

EQ ADVISORS TRUST

AXA PREMIER VIP TRUST

JOINT SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 28, 2017

The person signing on the reverse side of this card, the owner of one or more variable life insurance policies and/or variable annuity contracts or certificates (the “Contracts”) whose account value is invested in shares of one or more of the portfolios, each a series of EQ Advisors Trust or AXA Premier VIP Trust, as applicable (each a “Trust”), hereby instructs the Insurance Company referenced above, the owner of the shares of the Trust(s) attributable to the Contracts and, therefore, a shareholder of the Trust(s), (i) to vote as indicated on the reverse side on the proposals that will be considered at the Joint Special Meeting of Shareholders of the Trust(s), or any adjournment or postponement thereof (the “Meeting”), as described in the Joint Proxy Statement dated February 10, 2017 (the “Joint Proxy Statement”), (ii) to vote, in adjournment or postponement thereof, as described in the Joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before the Meeting.

This Voting Instruction Card is solicited by the Insurance Company as a shareholder of the Trust(s). Receipt of the Notice of Meeting, Contractholder Voting Instructions and the Joint Proxy Statement relating to the Voting Instruction Card is acknowledged by the person signing on the reverse side of this card.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.